UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 3, 2017

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	None	26-2222607
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 3, 2017, GWG Holdings, Inc. issued a press release, a copy of which is attached to this report as Exhibit 99.1. Also on April 3, 2017, GWG Holdings, Inc. filed a prospectus sticker supplement with the SEC setting forth corrections to certain earlier disclosed non-GAAP financial measures.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated April 3, 2017 (filed herewith).

99.2	Prospectus sticker supplement dated April 3, 2017 (incorporated by reference to the filing made by the registrant on April 3, 2017, SEC File No. 333-214896).

* * * * * * *

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: April 3, 2017	By:	/s/ William Acheson
William Acheson
Chief Financial Officer

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Exhibit Index

Ex. No.	Description
99.1	Press release dated April 3, 2017

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